UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 16, 2003



                        Commission file number 001-15081



                             UnionBanCal Corporation


                       State of Incorporation: California
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969

Item 9.  Regulation FD Disclosure

On April 16, 2003, UnionBanCal Corporation issued a press release concerning financial results for the first quarter 2003, a copy of which is included as
Exhibit 99.1 and incorporated herein by reference. The information included in this section is also intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information included herein and in
Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


            Exhibit No.              Description
--------------------------------------------------------------------------------
                 99.1                Text of press release dated April 16, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   April 16, 2003


                             UNIONBANCAL CORPORATION


                             By:   /s/  DAVID I. MATSON
                             ------------------------------------
                                        David I. Matson
                                    Chief Financial Officer
                                   (Duly Authorized Officer)